UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2022

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2022, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) executed a Master Servicing Agreement (Agented Participation) (the “Servicing Agreement”) with the National Rural Utilities Cooperative Finance Corporation ("CFC"). Under the Servicing Agreement, CFC will service participations in rural utilities and renewable energy loans (collectively, “Loan Participations”) purchased by Farmer Mac from CFC’s affiliate, National Cooperative Services Corporation (“NCSC”), in accordance with CFC’s customary servicing practices for loans of the same or similar type that CFC services for itself and NCSC. CFC also will provide periodic reports relating to remittances as well as defaulted loan reports as applicable, and will monitor the borrower's/borrowers' compliance with its/their respective credit agreement with NCSC. CFC will receive a reasonable fee for servicing each Loan Participation, which will be determined at the time of sale and retained by CFC from each interest remittance on the respective Loan Participation before distribution of that remittance to Farmer Mac.

CFC has a “related party” relationship with Farmer Mac as a result of CFC’s ownership of Farmer Mac common stock. CFC is the second-largest owner of Farmer Mac’s Class A voting common stock and is named as a holder of more than 5% of Farmer Mac’s Class A voting common stock in Farmer Mac’s Proxy Statement dated April 7, 2021 and filed with the SEC on that same date. The Agreements were entered into on an arms-length basis in the ordinary course of business, with terms and conditions comparable to those available to other participants in Farmer Mac’s lines of business that do not have a related party relationship with Farmer Mac.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

10	Master Servicing Agreement (Agented Participation) between CFC and Farmer Mac dated as of February 14, 2022
104	Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE
CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: February 18, 2022